UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2017

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Center Drive, Suite 1020, Los Angeles, California 90045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On October 17, 2017, Ernst & Young LLP (“EY”) notified the Chair of the Audit Committee (the “Audit Committee”) of the Board of Directors of Global Eagle Entertainment Inc. (the “Company” or “we”) and the Company’s management that EY would decline to stand for re-appointment as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. EY will continue as the Company’s independent registered public accounting firm with respect to the Company’s financial statements for the fiscal year ended December 31, 2016.

On October 23, 2017, the Audit Committee engaged KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017. KPMG will also perform reviews in respect of the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, June 30 and September 30, 2017. During our fiscal years ended December 31, 2015 and 2016 and during the subsequent interim period through October 23, 2017 (which was the date that we engaged KPMG), we did not consult with KPMG regarding either the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on our financial statements. Also during that period, KPMG did not provide any written reports or oral advice considered by us in reaching a decision as to the accounting, auditing or financial reporting or any of the matters or events set forth in Item 304 of Regulation S-K.

During the fiscal years ended December 31, 2015 and 2016 and during the subsequent interim period through October 17, 2017, (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that, if not resolved to EY’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except as follows:

•	First, as disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “2015 Form 10-K”), our management concluded that our internal control over financial reporting was not effective as of December 31, 2015 due to a material weakness relating to resources and the timeliness of our financial statement close process.

•	Second, as disclosed in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, our management concluded that our internal control over financial reporting was not effective as of September 30, 2016 due to material weaknesses in our control activities, monitoring, and information and communication systems, in addition to the material weakness described in the preceding bullet.

•	Third, we expect to disclose in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 that our management concluded that our internal control over financial reporting was not effective as of December 31, 2016 due to material weaknesses in: our entity level controls relating to our control environment, risk assessment, control activities, information and communication, and monitoring; financial statement close and reporting process; intercompany process, business combination; significant and unusual non-routine transactions; inventory; content library; internally developed software; long-lived assets; goodwill impairment; accounts payable and accrued expenses; revenue processes; license fee accruals; income taxes; payroll; share-based compensation; treasury; and information technology processes.

The Audit Committee has discussed these material weaknesses with EY and Company management and has authorized EY to respond fully to the inquiries of KPMG concerning these material weaknesses.

EY has not yet issued an audit report or provided an audit opinion for the fiscal year ended December 31, 2016. EY’s audit reports contained in our 2015 Form 10-K did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the following paragraphs stating that:

“A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis. The following material weakness has been identified and included in management’s assessment. Management has identified a material weakness in controls related to timely financial statement close process. We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of Global Eagle Entertainment Inc. as of December 31, 2015 and 2014, and the consolidated statements of operations, comprehensive loss, stockholders’ equity (deficit) and cash flows for each of the three years in the period ended December 31, 2015. This material weakness was considered in determining the nature, timing and extent of audit tests applied in our audit of the 2015 financial statements, and this report does not affect our report dated March 17, 2016, which expressed an unqualified opinion on those financial statements.

In our opinion, because of the effect of the material weakness described above on the achievement of the objectives of the control criteria, Global Eagle Entertainment Inc. has not maintained effective internal control over financial reporting as of December 31, 2015, based on the COSO criteria.”

EY’s audit reports contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the following paragraphs stating that:

“A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis. The following material weakness has been identified and included in management’s assessment. Management has identified a material weakness related to the design and operating ineffectiveness of ITGCs and the design and operating ineffectiveness of manual controls around content revenue and corresponding cost of sales at certain subsidiaries. We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of Global Eagle Entertainment, Inc. as of December 31, 2014 and 2013, and the consolidated statements of operations, comprehensive loss, stockholders’ equity (deficit) and cash flows for each of the two years in the period ended December 31, 2014. This material weakness was considered in determining the nature, timing and extent of audit tests applied in our audit of the 2014 financial statements, and this report does not affect our report dated March 16, 2015, which expressed an unqualified opinion on those financial statements.

In our opinion, because of the effect of the material weakness described above on the achievement of the objectives of the control criteria, Global Eagle Entertainment Inc. has not maintained, effective internal control over financial reporting as of December 31, 2014, based on the COSO criteria.”

We provided EY a copy of the above disclosures and requested that EY furnish us with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. We have filed a copy of such letter, dated October 23, 2017, as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

We incorporate by reference herein the Exhibit Index preceding the signature page to this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the U.S. Securities and Exchange Commission, dated October 23, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

Dated: October 23, 2017